                               EXHIBIT 99.3

                              FORM OF ACCEPTANCE

THIS DOCUMENT IS IMPORTANT AND REQUIRES YOUR IMMEDIATE ATTENTION. WHEN CONSIDERING WHAT ACTION YOU SHOULD TAKE, YOU ARE RECOMMENDED TO SEEK YOUR OWN FINANCIAL ADVICE FROM YOUR STOCKBROKER, BANK MANAGER, SOLICITOR, ACCOUNTANT OR OTHER INDEPENDENT FINANCIAL ADVISER DULY AUTHORISED UNDER THE FINANCIAL SERVICES ACT 1986.

This document (the "Form") should be read in conjunction with the accompanying offer document dated 20 February 1998 from Broadview Associates (the "Offer Document"). Unless the context otherwise requires, the definitions contained in the Offer Document also apply to this Form.

IF YOU HAVE SOLD OR TRANSFERRED ALL YOUR HOLDING OF ROLFE & NOLAN SHARES, PLEASE FORWARD THIS FORM, THE OFFER DOCUMENT, THE REPLY-PAID ENVELOPE AND ANY RELATED OFFERING DOCUMENTS TO THE PURCHASER OR TRANSFEREE OR TO THE STOCKBROKER, BANK OR OTHER AGENT THROUGH WHOM THE SALE OR TRANSFER WAS EFFECTED FOR TRANSMISSION TO THE PURCHASER OR TRANSFEREE. HOWEVER, SUCH DOCUMENTS SHOULD NOT BE FORWARDED OR TRANSMITTED IN, INTO OR FROM CANADA, JAPAN OR AUSTRALIA.

The Offer is not being made, directly or indirectly, in or into Canada, Australia or Japan, and this Form, the Offer Document and any related offering documents are not being, and must not be, mailed or transmitted in or into Canada, Japan or Australia. The attention of overseas shareholders is drawn to paragraph 7 of Part B and paragraph (b) of Part C of Appendix I to the Offer Document.

If you are a CREST sponsored member, you should refer to your CREST sponsor before completing this Form.

Broadview Associates are acting for Santa and no one else in connection with the Offer, and accordingly will not be responsible to any other person for providing the protections afforded to their customers nor for providing advice in relation to the Offer.

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                       FORM OF ACCEPTANCE AND AUTHORITY

                               in respect of the

                               RECOMMENDED OFFER

                                      by

                             BROADVIEW ASSOCIATES

                                 on behalf of

                        SUNGARD DATA SYSTEMS INC.

                                      for

                            ROLFE & NOLAN PLC


                              ACTION TO BE TAKEN

 . To accept the Offer, complete this form on page 3 by following the instructions and notes for guidance set out on pages 2 and 4.

 . RETURN THIS FORM, DULY COMPLETED AND SIGNED AND ACCOMPANIED, IF YOUR ROLFE & NOLAN SHARES ARE IN CERTIFICATED FORM, BY YOUR SHARE CERTIFICATE(S) AND/OR OTHER DOCUMENT(S) OF TITLE, BY POST OR BY HAND (DURING NORMAL BUSINESS HOURS) TO IRG PLC, NEW ISSUES SECTION, BALFOUR HOUSE, 390-398 HIGH ROAD, ILFORD, ESSEX IG1 1NQ, UNITED KINGDOM, AS SOON AS POSSIBLE, BUT IN ANY EVENT SO AS TO ARRIVE NO LATER THAN 3.00PM ON 20 MARCH 1998. A FIRST CLASS REPLY-PAID ENVELOPE IS ENCLOSED FOR USE IN THE UNITED KINGDOM.

 . If your Rolfe & Nolan Shares are in uncertificated form (that is, in CREST), you should return this Form and take the action set out in
    Section 13 of the letter from Broadview Associates contained in the Offer Document to transfer your Rolfe & Nolan Shares to an escrow balance. For this purpose, the participant ID of the Escrow Agent, IRG plc, is RA06, the member account ID of the escrow agent is ROLF and the Form of Acceptance Reference Number of this Form (for insertion in the first eight characters of the shared note field on the TTE instruction) is shown in Section 1 on page 3. You should ensure that the transfer to escrow settles as soon as possible and in any event, no later than 3.00pm on 20 March, 1998. If you are a CREST sponsored member, you should refer to your CREST sponsor before completing this Form.

 . If you hold Rolfe & Nolan Shares in both certificated and uncertificated form, you should complete a separate Form for each holding. Similarly, you should complete a separate Form for Rolfe & Nolan Shares held in uncertificated form but under a different member account ID, and for Rolfe & Nolan Shares held in certificated form but under a different designation. You can obtain further Forms by contacting IRG plc, New Issues Section, Balfour House, 390-398 High Road, Ilford, Essex IG1 1NQ, United Kingdom (telephone number: 0181 639 2000).

 . If your Rolfe & Nolan Shares are in certificated form and your share certificate(s) and/or other document(s) of title are with your bank, stockbroker or other agent, you should complete and sign this Form and arrange for it to be lodged by such agent with the relevant document(s).

 . Please read Parts B and C of Appendix I to the Offer Document, the terms of which are incorporated in and form part of this Form.

 . If you hold Rolfe & Nolan Shares jointly with others, you must arrange for all your co-holders to sign this Form.

 . If you have any questions regarding this Form you should contact IRG plc (telephone number: 0181 639 2000).

If you are in any doubt as to how to fill in this Form, please contact IRG plc, at the address above (telephone number: 0181 639 2000).

                           HOW TO COMPLETE THIS FORM

    THE PROVISIONS OF PARTS B AND C OF APPENDIX I TO THE OFFER DOCUMENT ARE
                  INCORPORATED INTO AND FORM PART OF THIS FORM

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 1  THE OFFER

   To accept the Offer, insert in Box 1 the total number of Rolfe & Nolan Shares for which you wish to accept the Offer. You must also sign Box 2 in accordance with the instructions set out herein and complete Box 3 and, if appropriate, Box 4, Box 5 and/or Box 6. If no number, or a number greater than your entire holding of Rolfe & Nolan Shares, is inserted in Box 1 and you have signed Box 2 you will be deemed to have received the Offer Document and to have accepted the Offer in respect of your entire holding of Rolfe & Nolan Shares (being your entire holding under the name and address specified in Box 3 or, if your Rolfe & Nolan Shares are in CREST, under the participant ID and member account ID specified in Box 4). CREST participants are requested to insert in Box 1 the same number of Rolfe & Nolan Shares as entered on the related TTE instruction.

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 2  SIGNATURES

   You must sign Box 2 and, in the case of a joint holding, arrange for all joint holders to do likewise in order to acknowledge receipt of the Offer Document and to accept the Offer. Each holder must sign in the presence of a witness who must also sign Box 2. The witness must be over 18 years of age and must not be one of the joint registered holders (if any). The same witness may witness each signature of joint holders. If the acknowledgement and the acceptance is not made by the registered holder(s), insert the name(s) and capacity (e.g. executor) of the person(s) making the acknowledgement and the acceptance. A company may either execute under seal, the seal being affixed and witnessed in accordance with its articles of association or other regulations or, if applicable, in accordance with section 36A of the Companies Act. A company incorporated outside Great Britain may execute the Form in accordance with the laws of the territory in which the relevant company is incorporated. Execution on behalf of a company should be expressed to be by the company.

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 3  FULL NAME(S) AND ADDRESS(ES)

   Complete Box 3 with the full name and address of the sole or first named registered holder in BLOCK CAPITALS together with the full name(s) and address(es) of any joint holder(s). Please also provide a daytime telephone number where you may be contacted in the event of any query on the Form of Acceptance you have completed. Unless you complete Box 6, the address of the first registered holder inserted in Box 3 will be the address to which the consideration will be sent. If that address is in Canada, Japan or Australia, you must provide in Box 6, an alternative address outside Canada, Japan or Australia to which such consideration will be sent.

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 4  PARTICIPANT ID AND MEMBER ACCOUNT ID

   If your Rolfe & Nolan Shares are in CREST, you must insert in Box 4 the participant ID and the member account ID under which such shares are held by you in CREST. You must also transfer (or procure the transfer of) the Rolfe & Nolan Shares concerned to an escrow balance, specifying in the TTE instruction the participant ID and member account ID inserted in Box 4 and the Form of Acceptance Reference Number of this Form and the other information specified in Section 13 of the letter from Broadview Associates contained in the Offer Document. The Form of Acceptance Reference Number appears in Section 1 on page 3 of this Form.

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 5  OVERSEAS PERSONS

   If you are unable to give the warranty in paragraph (b) of Part C of Appendix I to the Offer Document YOU MUST PUT "YES" IN BOX 5. If you do not put "YES" in Box 5 you will be deemed to have given such warranty. Your attention is also drawn to Box 6.

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 6  ALTERNATIVE ADDRESS

   Insert in Box 6 your own name and address (but not an address in Canada, Japan or Australia) or the name and address of the person or agent (for example, your bank, but not in Canada, Japan or Australia) to whom you wish the consideration or returned documents to be sent if not the same as in Box 3. If you leave Box 6 blank, the consideration or returned documents will be sent to the address of the first-named registered holder (unless such address is in Canada, Japan or Australia).

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

                 PLEASE COMPLETE AS EXPLAINED ON PAGES 2 AND 4

The provisions of Parts B and C of Appendix I to the Offer Document are incorporated into and form part of this Form.


   To accept the Offer                                                    FOR
                                                   BOX 1              OFFICE USE
   Complete Box 1, Box 3 and (if                                         ONLY
   relevant) Box 4,

   Box 5 and/or Box 6 and sign Box 2                                    -------
   below                                                                 Holder
                                                                         No.
                         No. of Rolfe & Nolan Shares

                                                                        -------
                                                                         Holding

                                                                        -------
                                                                         Cover

                                                                        -------
                 THE FORM OF ACCEPTANCE NUMBER OF THIS FORM IS

                                                                         Query

 SIGN HERE TO ACKNOWLEDGE SAFE RECEIPT OF THEOFFER DOCUMENT AND TO ACCEPT THE OFFER

                                                         BOX 2

    Signed and             Witnessed by:
    delivered as a         1. Name:  .............
    deed by:               Address:...............     Signature  ...........
    1.  ...............    2. Name:  .............
    2.  ...............    Address:...............     Signature  ...........
    3.  ...............    3. Name:  .............
    4.  ...............    Address:...............     Signature  ...........
                           4. Name:  .............

                           Address:...............     Signature  ...........
    NOTE: THE SIGNATURE
    OF EACH REGISTERED
    HOLDER WHO IS AN
    INDIVIDUAL SHOULD
    BE WITNESSED AND
    THE WITNESS SHOULD
    ALSO COMPLETE BOX 2
    AS INDICATED.


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   FULL NAME(S) AND ADDRESS(ES)
                                                         BOX 3

    First registered
    holder
    1. Mr., Mrs.,       2. Mr., Mrs.,     3. Mr., Mrs.,      4. Mr., Mrs.,
    Ms., or title:      Ms., or title:    Ms., or title:     Ms., or title:
    .................   ................. .................  .................
    Forename(s):.....   Forename(s):..... Forename(s):.....  Forename(s):.....
    Surname:.........   Surname:......... Surname:.........  Surname:.........
    Address:.........   Address:......... Address:.........  Address:.........
    .................   ................. .................  .................
    .................   ................. .................  .................
    .................   ................. .................  .................
    Postcode:........   Postcode:........ Postcode:........  Postcode:........

   In case of a query please state daytime telephone number

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                                                         BOX 4
Participant ID and member account ID

Complete this Box only if your         Participant ID........................
Rolfe & Nolan Shares are in CREST      Member account ID ....................

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Overseas persons, please put "YES" in Box 5              BOX 5
if you are unable to give the
representations and warranty relating to overseas shareholders in paragraph (b) of Part C of Appendix I to the Offer Document

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Complete this box if you wish the consideration
and/or other document(s) to be sent to someone
at an address (but not an address in Canada,
Japan or Australia) other than the address of
the first named registered holder set out in Box         BOX 6
3


 Name:.................................              For Stock
 Address:..............................          Exchange/Registrar
 Daytime telephone number...Postcode...               use only



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(To be completed in BLOCK CAPITALS)

            ADDITIONAL NOTES REGARDING THE COMPLETION OF THIS FORM

In order to avoid inconvenience and delay, the following points may assist you:

1. IF A HOLDER IS AWAY FROM HOME (E.G. ABROAD OR ON HOLIDAY):

Send this Form by the quickest means (e.g. air mail) to the holder for execution (but not into Canada, Japan or Australia), or, if he has executed a power of attorney, have this Form signed by the attorney. In the latter case the power of attorney (or a copy thereof duly certified in accordance with the Powers of Attorney Act 1971) should be lodged with this Form for noting. No other signatures are acceptable.

2. IF YOU HAVE SOLD OR TRANSFERRED ALL, OR WISH TO SELL OR TRANSFER PART, OF YOUR HOLDING OF ROLFE & NOLAN SHARES:

If you have sold or transferred all your holding of Rolfe & Nolan Shares, you should at once send or hand this Form to the stockbroker, bank or other agent through whom you made the sale or transfer for transmission to the purchaser. However, such documents may not be forwarded or transmitted in, into or from Canada, Japan or Australia. If your Rolfe & Nolan Shares are in certificated form and you wish to sell or transfer part of your holding of Rolfe & Nolan Shares and also wish to accept the Offer and are unable to obtain the balance certificate, you should ensure that the stockbroker, bank or other agent through whom you make the sale obtains the appropriate endorsement or certification, signed on behalf of the registrars of Rolfe & Nolan, IRG plc, in respect of the balance of your holding of Rolfe & Nolan Shares.

3. IF THE SOLE HOLDER HAS DIED:

If grant of probate or letters of administration has/have been registered with the registrars of Rolfe & Nolan, IRG plc, this Form must be signed by the personal representative(s) of the deceased holder, each in the presence of a witness, and returned to IRG plc at the address given on page 1.

If grant of probate or letters of administration has/have not been registered with the registrars of Rolfe & Nolan, IRG plc, the personal representative(s) or prospective personal representative(s) should sign this Form and forward it to IRG plc at the address given on page 1, with (if the shares are certificated) the share certificate(s) and/or other document(s) of title. However, a grant of probate or letters of administration must be lodged before the consideration due under the Offer can be forwarded to the personal representative(s).

4. IF ONE OF THE JOINT HOLDERS HAS DIED:

This Form is valid if signed by the surviving holder(s) (if the shares are certificated) and lodged with the share certificate(s) and/or other document(s) of title and the death certificate, grant of probate or letters of administration of the deceased holder.

5. IF YOUR ROLFE & NOLAN SHARES ARE IN CERTIFICATED FORM AND THE SHARE CERTIFICATE(S) IS/ARE HELD BY YOUR STOCKBROKER, BANK OR OTHER AGENT:

If your share certificate(s) and/or other document(s) of title is/are with your stockbroker, bank or other agent, you should complete this Form and, if the share certificate(s) and/or the document(s) of title is/are readily available, arrange for it/them to be lodged by such agent with IRG plc at the address given on page 1, accompanied by the share certificate(s) and/or other document(s) of title.

6. IF YOUR ROLFE & NOLAN SHARES ARE IN CERTIFICATED FORM AND ANY SHARE CERTIFICATE HAS BEEN LOST:

Complete and lodge this Form together with a letter of explanation and any available certificate(s) with IRG plc at the address given on page 1. You should then write to the registrars of Rolfe & Nolan, IRG plc, Registrar's Department, Balfour House, 390-398 High Road, Essex IG1 1NQ, United Kingdom, for a letter of indemnity which should be completed in accordance with the instructions given. When completed, the letter of indemnity must be lodged with IRG plc at the address given on page 1, in support of this Form.

7. IF YOUR ROLFE & NOLAN SHARES ARE IN CREST:

You should take the action set out in Section 13 of the letter from Broadview Associates contained in the Offer Document to transfer your Rolfe & Nolan Shares to an escrow balance. You are reminded to keep a record of the Form of Acceptance Reference Number (which appears in Section 1 on page 3 of this
Form) so that such number can be inserted in the TTE instruction.

8. IF YOUR FULL NAME OR OTHER PARTICULARS DIFFER FROM THOSE APPEARING IN THE CERTIFICATE, E.G.:

(a) Incorrect name, e.g.:
                     Name on the certif-  James Smith
                     icate...............
                     Correct name........ James Smythe

Complete this Form with the correct name and lodge it, accompanied by a letter from your bank, stockbroker or solicitor confirming that the person described on the certificate and the person who signed this Form are one and the same.

(b) Incorrect address:

Write the correct address in Box 3 of this Form.

(c) Change of name:

Lodge your marriage certificate or the deed poll with this Form for noting.

9. IF YOU ARE NOT RESIDENT IN THE UK:

The attention of Rolfe & Nolan Shareholders not resident in the UK is drawn to paragraph 7 of Part B and paragraph (b) of Part C of Appendix I to the Offer Document.

WITHOUT PREJUDICE TO PARAGRAPH 5 OF PART B OF APPENDIX I TO THE OFFER DOCUMENT, THE OFFEROR RESERVES THE RIGHT TO TREAT AS VALID ANY ACCEPTANCE OF THE OFFER WHICH IS NOT ENTIRELY IN ORDER OR WHICH IS NOT ACCOMPANIED BY THE RELEVANT TRANSFER TO ESCROW INSTRUCTION OR (AS APPROPRIATE) THE RELEVANT SHARE CERTIFICATE(S) AND/OR OTHER DOCUMENT(S) OF TITLE. IN THAT EVENT, NO CONSIDERATION DUE UNDER THE OFFER WILL BE SENT UNTIL AFTER THE RELEVANT TRANSFER TO ESCROW INSTRUCTION HAS BEEN MADE OR (AS APPROPRIATE) THE RELEVANT SHARE CERTIFICATE(S) AND/OR OTHER DOCUMENT(S) OF TITLE OR INDEMNITIES SATISFACTORY TO THE OFFEROR HAVE BEEN RECEIVED.